_____________________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 30, 2017
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company:
PG&E Corporation	☐
Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 30, 2017, PG&E Corporation and its subsidiary, Pacific Gas and Electric Company (the “Utility”), held their joint annual meeting of shareholders.

PG&E Corporation:

At the joint annual meeting, the shareholders of PG&E Corporation voted as indicated below on the following matters:

1.
Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Item 1 in the joint proxy statement of PG&E Corporation and the Utility, filed with the Securities and Exchange Commission on April 18, 2017 (the “proxy statement”):

	For	Against	Abstain	Broker Non- Vote(1)
Lewis Chew	389,417,254	1,157,454	457,136	45,275,618
Anthony F. Earley, Jr.	386,404,173	4,186,246	441,425	45,275,618
Fred J. Fowler	389,087,005	1,482,418	462,421	45,275,618
Jeh C. Johnson	389,363,549	906,300	761,995	45,275,618
Richard C. Kelly	387,012,778	2,012,268	2,006,798	45,275,618
Roger H. Kimmel	389,383,341	1,155,904	492,599	45,275,618
Richard A. Meserve	386,598,444	3,957,007	476,393	45,275,618
Forrest E. Miller	387,234,546	3,312,361	484,937	45,275,618
Eric D. Mullins	389,508,536	1,027,134	496,174	45,275,618
Rosendo G. Parra	389,107,608	1,439,465	484,771	45,275,618
Barbara L. Rambo	387,048,814	3,481,399	501,631	45,275,618
Anne Shen Smith	389,843,077	681,995	506,772	45,275,618
Geisha J. Williams	389,738,362	802,464	491,018	45,275,618

(1) A broker non-vote occurs when shares held by a broker for a beneficial owner are not voted because (i) the broker did not receive voting instructions from the beneficial owner, and (ii) the broker lacked discretionary authority to vote the shares. Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

Each director nominee named above was elected a director of PG&E Corporation.

2.	Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2017 (included as Item 2 in the proxy statement):

For:	426,606,390
Against:	8,978,888
Abstain:	722,184

This proposal was approved.

3.	Non-binding advisory vote to approve the company’s executive compensation (included as Item 3 in the proxy statement):

For:	373,309,901
Against:	16,573,399
Abstain:	1,148,544
Broker Non-Vote(1)	45,275,618

(1) See footnote 1 above.

This proposal was approved.

4.	Non-binding advisory vote to approve the frequency of the company’s shareholder advisory vote on executive compensation (included as Item 4 in the proxy statement):

1 year:	353,094,188
2 years:	516,815
3 years:	36,745,375
Abstain:	675,466
Broker Non-Vote(1)	45,275,618

(1) See footnote 1 above.

The one-year option was approved.

On May 31, 2017, in accordance with the voting results for this item, the Board of Directors of PG&E Corporation determined that the company will continue providing shareholders with an annual opportunity to cast a non-binding advisory vote on executive compensation until the next required advisory vote on the frequency of future advisory votes on executive compensation.  Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), PG&E Corporation is required to provide shareholders at least once every six calendar years with the opportunity to cast a non-binding advisory vote on the frequency of shareholder votes on executive compensation.

5.	Shareholder proposal regarding customer approval of the charitable giving program (included as Item 5 in the proxy statement):

For:	12,393,555
Against:	365,838,208
Abstain:	12,800,081
Broker Non-Vote(1)	45,275,618

(1) See footnote 1 above.

This proposal was not approved.

Pacific Gas and Electric Company:

At the joint annual meeting, the shareholders of Pacific Gas and Electric Company voted as indicated below on the following matters:

1.	Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Item 1 in the proxy statement):

	For	Against	Abstain	Broker Non- Vote(1)
Lewis Chew	266,692,205	175,709	135,252	5,728,486
Anthony F. Earley, Jr.	266,703,514	163,462	136,190	5,728,486
Fred J. Fowler	266,702,522	166,420	134,224	5,728,486
Jeh C. Johnson	266,674,558	111,585	217,023	5,728,486
Richard C. Kelly	266,785,089	84,423	133,654	5,728,486
Roger H. Kimmel	266,696,673	171,172	135,321	5,728,486
Richard A. Meserve	266,677,384	191,708	134,074	5,728,486
Forrest E. Miller	266,702,849	164,003	136,314	5,728,486
Eric D. Mullins	266,766,020	103,591	133,555	5,728,486
Rosendo G. Parra	266,693,928	172,633	136,605	5,728,486
Barbara L. Rambo	266,708,691	162,384	132,091	5,728,486
Anne Shen Smith	266,779,052	95,142	128,972	5,728,486
Nickolas Stavropoulos	266,791,882	77,156	134,128	5,728,486
Geisha J. Williams	266,788,050	83,516	131,600	5,728,486

(1) See footnote 1 above.

Each director nominee named above was elected a director of Pacific Gas and Electric Company.

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2.	Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2017 (included as Item 2 in the proxy statement):

For:	272,243,238
Against:	177,239
Abstain:	311,175

This proposal was approved.

3.	Non-binding advisory vote to approve the company’s executive compensation (included as Item 3 in the proxy statement):

For:	266,508,633
Against:	303,549
Abstain:	190,984
Broker Non-Vote(1)	5,728,486

(1) See footnote 1 above.

This proposal was approved.

4.	Non-binding advisory vote to approve the frequency of the company’s shareholder advisory vote on executive compensation (included as Item 4 in the proxy statement):

1 year:	266,708,668
2 years:	94,439
3 years:	87,237
Abstain:	112,822
Broker Non-Vote(1)	5,728,486

(1) See footnote 1 above.

The one-year option was approved.

On May 31, 2017, in accordance with the voting results for this item, the Board of Directors of Pacific Gas and Electric Company determined that the company will continue providing shareholders with an annual opportunity to cast a non-binding advisory vote on executive compensation until the next required advisory vote on the frequency of future advisory votes on executive compensation. Under the Dodd-Frank Act, Pacific Gas and Electric Company is required to provide shareholders at least once every six calendar years with the opportunity to cast a non-binding advisory vote on the frequency of shareholder votes on executive compensation.

Item 8.01 Other Events.

Common Stock Cash Dividend Increase

On May 31, 2017, the Board of Directors of PG&E Corporation approved a new annual common stock cash dividend of $2.12 per share ($0.53 per share quarterly), an increase from the current annual cash dividend of $1.96 per share ($0.49 per share quarterly), and the Board of Directors of the Utility approved a new annual common stock cash dividend of $1.08 billion ($270 million quarterly), an increase from the current annual cash dividend of $976 million ($244 million quarterly).

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Each of the Boards retains authority to change its annual dividend at any time, especially if unexpected events occur that would change the Board’s views as to the prudent level of cash conservation.  No dividends are payable until after the respective Board of Directors of PG&E Corporation and the Utility declares a dividend.

Common and Preferred Stock Cash Dividend Declarations

On May 31, 2017, the Board of Directors of PG&E Corporation declared a cash dividend on PG&E Corporation’s common stock for the second quarter of 2017 in the amount of $0.53 per share from PG&E Corporation’s retained earnings, payable on July 15, 2017 to shareholders of record on June 30, 2017.

Also on May 31, 2017, the Board of Directors of the Utility declared a cash dividend on the Utility’s common stock for the second quarter of 2017 in the aggregate amount of $270 million from the Utility’s retained earnings, payable to PG&E Corporation no later than June 6, 2017. The Board of Directors of the Utility also declared the regular preferred stock dividend for the three-month period ending July 31, 2017, payable on August 15, 2017 to shareholders of record on July 31, 2017.

A copy of a press release related to matters discussed in this Current Report on Form 8-K is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being furnished, and it is not deemed to be filed:

Exhibit 99.1          Press release dated May 31, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ Linda Y.H. Cheng
Dated: May 31, 2017		LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ Linda Y.H. Cheng
Dated: May 31, 2017		LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

Exhibit Index

Exhibit 99.1	Press release dated May 31, 2017